Federated Clover Mid-Value Fund

Class A Shares

Class C Shares

Institutional Shares
A Portfolio of Federated Equity Funds
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Supplement to the Prospectuses and Statement of Additional Information dated January 21, 2009

On November 13, 2009, the Board of Trustees (the “Board”) of Federated Equity Funds approved a Plan of Liquidation for Federated Clover Mid-Value Fund (“Fund”) pursuant to which the Fund will be liquidated on or about February 19, 2010 (the “Liquidation”).

Accordingly, the Fund may begin positioning the portfolio of the Fund for liquidation which may cause the Fund to deviate from its stated investment objective and strategies.  It is anticipated that the Fund’s portfolio will be positioned into cash on or some time prior to the Liquidation Date. Effective as of the close of business on February 5 2009, the Fund will be closed to new investment (except for reinvestment of dividends and automatic investment plan programs).

Any shares outstanding at the close of business on the Liquidation Date will be automatically redeemed.  Such redemption shall follow the procedures set forth in the Fund’s Prospectus.  Any income or capital gains will be distributed to shareholders, if necessary, prior to the Liquidation.

Any time prior to the Liquidation Date, the shareholders of the Fund may redeem their shares of the Fund pursuant to the procedures set forth in the Fund’s Prospectus.  Shareholders may also exchange their shares of the Fund into shares of the same class of another Federated fund if the shareholder meets the eligibility criteria and investment minimum for the Fund for which the shareholder is exchanging.  The contingent deferred sales charge for Class C shares will be waived for shareholders who redeem their shares prior to or on the Liquidation Date.

If you are a taxable shareholder, the Liquidation of the Fund will be a recognition event.  In addition, any income or capital gains distributed to shareholders prior to the Liquidation Date will be subject to tax.  All investors should consult with their tax advisor regarding the tax consequences of this liquidation.

Cusip 314172321
Cusip 314172313
Cusip 314172297

41887 (1/10)

January 5, 2010